SUPPLEMENT TO PROSPECTUS

         This Supplement is filed pursuant to Rule 497 (d) with regard to Equity Investor Fund, Biotechnology Portfolio 2001 Series A, Defined Asset Funds.

The text of the supplement to the Prospectus dated March 29, 2001 is as follows:

                         Supplement dated April 19, 2001
                     To Prospectus dated March 29, 2001, of
                              Equity Investor Fund
                               Defined Asset Funds
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Because Defined Asset Funds does not currently anticipate offering a rollover option when this Portfolio terminates, and as a result of certain other changes, the Prospectus is modified as follows.

The last paragraph under the heading "2. What is the Portfolio's Investment Strategy?" should be modified to read as follows:

"The Portfolio currently plans to hold the stocks in the Portfolio for about two years. At the end of that time, we will liquidate the Portfolio. We do not presently anticipate offering any subsequent Portfolios employing the Strategy."

The following paragraph should be added as the final bullet under the heading "4. What are the Significant Risks?":

"We will not seek to resell units that we acquire in the secondary market. This may affect the composition of the Portfolio and could result in an earlier termination of the Portfolio and higher per unit expenses."

The second paragraph under the heading "5. Is this Portfolio Appropriate for You?" should be modified to read as follows:

"The Portfolio is not appropriate for you if you are not comfortable with the Strategy or are seeking to invest in the Strategy for more than two years. It may not be appropriate for you if you are unwilling to take the risk involved with an equity investment or are seeking preservation of capital or high current income."

The paragraph entitled Exchange Privileges under the heading "11. What Other Services are Available?" should be deleted in its entirety.

The second paragraph under the heading "Selling or Exchanging Units - Sponsors' Secondary Market" should be deleted in its entirety. The last sentence of the first paragraph should be modified to read as follows:



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"We may discontinue buying back units without prior notice for any business reason. We will not resell the units."

The text under the heading "Selling or Exchanging Units - Rollover/Exchange Option" should be deleted in its entirety and replaced with the following language:

"No Rollover/Exchange Option

Unlike prior Portfolios, Defined Asset Funds does not presently anticipate offering a rollover option when the Portfolio terminates, nor will you be able to exchange your units for Units of any other Defined Asset Fund."

The first two paragraphs under the heading "How the Fund Works - Portfolio Changes" should be deleted in their entirety.

The first paragraph under the heading "How the Fund Works - Portfolio Termination" should be modified to read as follows:

"The Portfolio will terminate by April 28, 2003. However, the Sponsors may extend the termination date for a period no longer than 30 days without notice to Unitholders. When the Portfolio is about to terminate, you will receive a notice, and you will be unable to sell your units after that time. We will sell any remaining securities, and you will receive your final distribution in cash."

The second and third paragraphs under the heading "Taxes - Gain or Loss Upon Disposition" should be deleted in their entirety.

                                                                 100921RR - 3/01





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